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                                                                  EXHIBIT 10.2



                           SOUTHERN COMMUNITY BANCORP

                     DIRECTORS' STATUTORY STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Directors' Statutory Stock Option Plan (the "Plan") is to retain the best available directors for Southern Community Bancorp, a Florida corporation (the "Bank"), by providing an additional incentive to such directors to promote the success of the Bank. Unless otherwise indicated, the term "Bank" shall include any parent or subsidiary of the Bank which now exists or hereafter is organized or acquired by the Bank. This Plan is created pursuant to the provisions of Section 658.35, Florida Statutes, as amended.

         2.       ADMINISTRATION.

                  (a) The Board of Directors of the Bank shall have the power, subject to, and within the limits of, the express provisions of the Plan:

                           (i)      To prescribe the other terms and provisions
(which need not be identical) of each option granted under the Plan to eligible persons;

                           (ii)     To construe and interpret the Plan and
options granted under it, and to establish, amend, and revoke rules and regulations for administration. The Board of Directors, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power the Board of Directors may retain counsel at the expense of the Bank. All decisions and determinations by the Board of Directors in exercising this power shall be final and binding upon the Bank and the Optionees;

                           (iii)    To exercise such powers and to perform such
acts as are deemed necessary or expedient to promote the best interests of the Bank with respect to the Plan.

                  (b) All options granted will be evidenced by an option agreement or certificate which shall bear a number specifically assigned to the Optionee throughout the term of the option in order for the Bank to maintain an accurate record of the options.

         3. STOCK. The stock subject to options under the Plan shall be shares of the Bank's authorized but unissued common stock or treasury shares of common stock (the "Common Stock"). The number of shares of Common Stock for which options may be granted, excluding the shares involved in the unexercised portion of any cancelled, terminated or expired options, shall equal seventy thousand (70,000) shares, which is approximately 8.2% of the present number of outstanding shares of Common Stock of the Bank. In the case of a liquidation or dissolution of the Bank, or

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upon a reorganization, merger or consolidation of the Bank, any adjustments to the options covered under the Plan will be governed by the provisions of Section 8 hereof.

         4. ELIGIBILITY. The persons who shall be eligible to receive options under the Plan shall be directors of the Bank. In no event, however, shall an option be granted to an individual who, at the time such option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or of any parent or subsidiary corporation thereof.

         5. TERMS OF THE OPTION AGREEMENT. Each option agreement shall contain such provisions as the Board of Directors deems appropriate. Option agreements need not be identical, but each option agreement, by appropriate language, shall include the substance of all of the following provisions, as applicable:

                  (a) In no event shall an option granted pursuant to this Plan be exercisable after the expiration of ten (10) years from the date of the grant. Each option granted under this Plan shall also be subject to earlier termination as provided in this Plan or as provided in the particular option agreement. Options shall expire on the date specified in the option agreement, which date shall not be later than the tenth (10th) anniversary of the date on which the option was granted.

                  (b) The maximum number of shares with respect to which options may be granted to any director pursuant to this Plan shall be ten thousand (10,000) shares.

                  (c) The minimum number of shares with respect to which options may be exercised at any one time shall be one hundred (100) shares, unless the number purchased is the total number at the time available for purchase under the option.

                  (d) The purchase price per share of Common Stock under each option shall not be less than 100% of the fair market value of the underlying Common Stock subject to the option on the date the option is granted (but in no event less than par value per share). For this purpose, the fair market value of the Common Stock shall be the book value per share as determined by the Board of Directors.

                  (e) The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option, unless and until the option shall have been exercised pursuant to the terms thereof, the Bank shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Bank. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

                  (f) Each option granted under this Plan shall, by its terms, be non-transferable by the Optionee and exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, any option granted to an Optionee shall, upon his death, pass to the

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Optionee's estate and be exercisable by the personal representative of such estate in accordance with the provisions of this Plan.

                  (g) Each option granted under this Plan shall be subject to any provision(s) necessary to assure compliance with federal and state banking and securities laws.

         6.       METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE.

                  (a) Subject to Section 5(b) and (c) hereof, stock options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board of Directors at the time of grant of each such option.

                  (b) An option shall be exercised by the Optionee delivering to the Bank on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice").

                  (c) Payment for shares of Common Stock purchased pursuant to the exercise of an option shall be in cash equal to the option price for the number of shares specified in the Notice.

                  (d) Except as otherwise provided herein, a stock option granted hereunder shall remain outstanding and shall be exercisable during the entire term of the Option.

         7. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Bank.

         8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) If the outstanding shares of the Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Bank, whether through a recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the Plan, and in the number, kinds, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, shall be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the number of shares and price for each share of Common Stock covered by the option.

                  (b) Upon the effective date of a dissolution or liquidation of the Bank, or upon a reorganization, merger or consolidation in which the Bank is not the surviving corporation, or upon the sale of substantially all of the assets of the Bank to another corporation, this Plan and the options issued hereunder shall terminate, unless provision is made in writing in connection with such

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transaction for the continuance of the Plan and the assumption of options theretofore granted, or the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as may be determined and approved by the Board of Directors of the successor to the Bank as to the number and kinds of shares and the per share exercise prices, in which event this Plan and the options theretofore granted or the new options substituted therefor shall continue in the manner and under the terms so provided. Upon the occurrence of a transaction in which provision is not made for the continuance of this Plan and for the assumption of options theretofore granted or the substitution for such options of new options covering the shares of the successor corporation or a parent or subsidiary thereof (hereinafter referred to as a "Terminating Transaction"), each individual to whom an option has been granted under this Plan (or the legal guardian or personal representative of such individual's estate), which option has not otherwise been cancelled or terminated in accordance with the terms of this Plan prior to such Terminating Transaction, shall be entitled, prior to the effective date of any such Terminating Transaction, to exercise, in whole or in part, his or her rights under any option granted to him or her without regard to any restrictions on exercise that would otherwise apply.

                  (c) Adjustments under this Section 8 shall be made by the Board of Directors of the Bank, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Board of Directors shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of the time during which the option may be exercised, notwithstanding the provisions of the option setting forth the date or dates on which all or any part of it may be exercised, provided that such date shall be no later than ten (10) years from the date of grant of such option. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified in this Section 8.

         9.       TERMINATION OF OPTIONS.

                  (a) In the event of the death of the Optionee prior to either the exercise or the expiration of any options granted pursuant to this Plan, options granted to such Optionee under this Plan may be exercised, as provided in Section 6 hereof, by the personal representative of the estate of the Optionee at any time during the one (1) year period beginning on the date of appointment of the personal representative of the Optionee's estate and ending on the first (1st) anniversary thereof, but not later than the date on which the option would otherwise expire. If such option is not timely exercised, such option shall be cancelled on the day following such anniversary date.

                  (b) Except as provided in subsection (a) above, if the service of an Optionee as a director of the Bank is terminated for cause, such cause being defined to mean deliberate, willful or gross misconduct as determined by the Board of Directors or the Committee, the options personally held by such Optionee shall, to the extent not theretofore exercised, be cancelled immediately upon such termination.

         10. AMENDMENT OF THE PLAN. The Board of Directors at any time, and from time to time, may amend the Plan, subject to any required regulatory approval and to the limitation that, except

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as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Bank at an Annual or Special Meeting held within twelve (12) months before or after the date of such amendment's adoption, where such amendment will:

                  (a) Increase the number of shares of Common Stock as to which options may be granted under the Plan;

                  (b) Change in substance Section 4 hereof relating to eligibility to participate in the Plan or Section 2 hereof relating to administration of this Plan; or

                  (c) Increase the maximum terms of options as provided herein.

         Except as provided in Section 8 hereof, rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the Optionee.

         11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon its adoption by the Board of Directors of the Bank; provided, however, that (1) the effectiveness of this Plan shall be subject to the approval of the Florida Department of Banking and Finance (the "Department") and the stockholders of the Bank within twelve (12) months before or after the adoption of this Plan by the Board of Directors, and (2) the effectiveness of stock options granted under this Plan prior to the date such stockholder approval is obtained shall also be subject to such approval.

         12. TERMINATION OR SUSPENSION OF OPTION PLAN. The Board of Directors at any time may terminate or suspend the Plan. Unless sooner terminated, the Plan shall terminate on the tenth (10th) anniversary of the earlier of the effective date specified in Section 11 hereof or the date the Plan is approved by the stockholders, but such termination shall not affect any option theretofore granted. An option may not be granted while the Plan is suspended or after it is terminated.

         Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the Optionee.

         13. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Bank for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

         14. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY AGENCIES. No option shall be exercisable and no shares will be delivered under this Plan except in compliance with all applicable federal and state laws and regulations. The Board of Directors may demand and shall receive prior to the issuance of any shares under the Plan such written representations as the Board of Directors

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shall reasonably deem necessary or advisable to assure proper ownership of the option and/or compliance with all applicable federal and state laws and regulations. Any share certificate issued to evidence shares for which an option is exercised may bear legends and statements which the Board of Directors shall deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable and no shares will be delivered under this Plan until the Bank has obtained consents or approvals from regulatory bodies, federal or state, having jurisdiction over such matters as the Board of Directors may deem advisable.

         In the case of the exercise of an option by the personal representative of a deceased Optionee's estate in accordance with the provisions of this Plan, the Board of Directors may require reasonable evidence as to the ownership of the option and may require consents and releases of taxing authorities that it may deem advisable.

         15. MANNER OF GRANTING OPTIONS. Nothing contained in this Plan, or in any resolution heretofore or hereafter adopted by the Board of Directors, the Compensation Committee or any other committee or by the stockholders of the Bank with respect to this Plan, shall constitute the granting of an option or a promise or commitment to grant an option under this Plan. The granting of an option under this Plan shall be deemed to occur only upon the date on which the Board of Directors shall approve the grant of such option pursuant to Section 2 hereof.

         16. CONTINUATION OF SERVICE. Nothing contained in this Plan (or in any written option agreement) shall obligate the Bank to retain, for any period, any director to whom an option has been granted.

         17. EXCULPATION AND INDEMNIFICATION. The Bank shall indemnify and hold harmless the members of the Board of Directors from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under this Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct or criminal acts of such persons.

         18. NOTICES. All notices under the Plan shall be made in writing, and if to Bank shall be delivered personally to the Cashier of the Bank or mailed to its principal office addressed to the attention of the Cashier, and if to an Optionee shall be delivered personally or mailed to the Optionee at the address appearing in the payroll records of the Bank. Such addresses may be changed at any time by written notice to the other party.

         19. GOVERNING LAW. This Plan shall be construed and interpreted in accordance with, and the validity of this Plan, and any amendments thereto, shall be judged by, the laws of the State of Florida, where this Plan was prepared and adopted.

         20.      ADOPTION AND APPROVAL OF PLAN.

         Date Plan adopted by the Board of Directors: MARCH 18, 1999.

         Date Plan approved by the Shareholders: APRIL 29, 1999.

         Date Plan approved by the Department:    JUNE 1, 1999.


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                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made as of the ____ day of ___________, by and between SOUTHERN COMMUNITY BANCORP, a Florida corporation (hereinafter referred to as the "Company"), and _________________________ (hereinafter referred to as the "Optionee").

         WHEREAS, the Optionee is a member of the Board of Directors of the Company, and the Company considers it desirable and in its best interest that the Optionee be given an inducement to acquire a further proprietary interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase voting shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), in accordance with the provisions of the Company's Directors' Statutory Stock Option Plan (the "Plan") adopted by the Board of Directors of the Company on March 18, 1999, and ratified by the stockholders on April 29, 1999, and as approved by the Florida Department of Banking and Finance on June 1, 1999.

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1. GRANT OF OPTION. The Company hereby grants to the Optionee the right, privilege, and option to purchase ____________ shares of the Common Stock, at the purchase price of ___________ dollars per share (the "Option"), in the manner and subject to the conditions hereinafter provided and as provided in the Plan.

2. TIME OF EXERCISE OF OPTION. The Option may be exercised at any time, and from time to time, in whole or in part (subject to the limitation that the Option may not be exercised with respect to less than 100 shares of the Common Stock at any one time or the remaining number of shares subject to the Option, if less than 100 shares), until the termination of the Option as provided in Section 4 below.

3. METHOD OF EXERCISE. The Option shall be exercised by written notice directed to the Secretary of the Company,at its principal place of business, accompanied by a certified or cashier's check in payment of the purchase price for the number of shares specified and paid for. The Company shall make immediate delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

4. TERMINATION OF OPTION. Except as herein otherwise stated, the Option, to the extent not theretofore exercised, shall terminate upon the first to occur of the following:

         (a) in the event of the death of the Optionee, upon the expiration of one (1) year after the date of the appointment of the personal representative of the estate of the Optionee.

         (b) the expiration of ten (10) years from the date of this Agreement.

Notwithstanding any provision herein to the contrary, if the Optionee's services as a director are terminated for cause as a result of the deliberate, willful or gross misconduct of the Optionee as

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determined by the Board of Directors of the Company, then the Option and all rights granted hereby shall terminate and expire immediately upon such termination.

5. RECLASSIFICATION, CONSOLIDATION, OR MERGER. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by any change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Option and the purchase price per share shall be proportionally adjusted. If the Company is reorganized or consolidated or merged with another corporation, the Optionee shall be entitled to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion, at an equivalent price, and subject to the same terms and conditions as provided in this Agreement. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such option immediately after the reorganization, consolidation, or merger over the aggregate purchase price of such shares pursuant to such option shall not be more than the excess of the aggregate fair market value of all shares of the Common Stock subject to the Option immediately before such reorganization, consolidation, or merger over the aggregate purchase price of such shares pursuant to the Option, and any new option shall neither give Optionee additional benefits which Optionee did not have under the Option, nor deprive Optionee of benefits which Optionee had under the Option.

6. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option is non-transferrable by Optionee, and during Optionee's lifetime this Option is exercisable only by the Optionee. In the event of the death of the Optionee prior to the exercise or expiration of the Option, the Option may be exercised (to the extent not previously exercised by the Optionee) by the personal representative of the estate of the Optionee. The Optionee shall have no rights as a stockholder of the Company with respect to the shares of the Common Stock covered by the Option until payment of the purchase price and delivery of such shares to the Optionee as herein provided.

7. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

8. NOTICE. Any notice or other communication with respect to this Agreement or the Plan, if given by the Optionee, shall be delivered or mailed to the Company, to the attention of the Secretary of the Company, 250 North Orange Avenue, Orlando, Florida 32801; telephone 407-648-1844, facsimile 407-648-2163; or, if given by the Company, shall be addressed to the Optionee at:

         [insert name, street or post office address, and city, state and zip code]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

                                                 SOUTHERN COMMUNITY BANCORP

                                                 By:
                                                    --------------------------

                                                 -----------------------------
                                                 [Insert name], Optionee


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